                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 15, 1997


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-8
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    33-55855                 Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS employer
      of incorporation)             file numbers)           identification no.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                Not Applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on May 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.        Description
               -----------        -----------
                   99.1           Monthly Report delivered to
                                  Certificateholders on
                                  May 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:May 15, 1997


                            MANUFACTURED HOUSING CONTRACT
                            SENIOR/SUBORDINATE PASS-THROUGH
                            CERTIFICATE TRUST 1996-8

                            By  GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust

                            By: /s/ Phyllis A. Knight
                                ----------------------------------
                                PHYLLIS A. KNIGHT
                                Vice President and Treasurer

                               INDEX TO EXHIBITS

Exhibit
Number                                                                Page
-------                                                               ----
99.1       Monthly Report delivered to Certificateholders               5
           on May 15, 1997.